UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 1, 2005
RES-CARE, INC.
(Exact Name of Registrant as specified in Charter)

Kentucky (State or other jurisdiction of incorporation)	0-20372 (Commission File Number)	61-0875371 (IRS Employer Identification No.)

10140 Linn Station Road, Louisville, Kentucky (Address of principal executive offices)	40223 (Zip code)
(502) 394-2100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3
Exhibit 99.4
Exhibit 99.15

Item 1.01 Entry into a Material Definitive Agreement
     On August 3, 2005, Res-Care, Inc. entered into new employment agreements with four of its executive officers: Paul G. Dunn, Vincent F. Doran, Katherine W. Gilchrist and Ralph G. Gronefeld. The agreements are substantially similar to each other, have been approved by the Executive Compensation Committee of the Board of Directors (referred to as Committee) and the Board of Directors, and are filed as exhibits to this Report on Form 8-K.
Mr. Doran’s Agreement
     Position: President, Division for Training Services
     Term: Effective as of January 1, 2005 to December 31, 2007 and may be renewed at the Company’s option with Mr. Doran’s consent for successive one-year terms.
     Base Salary: Effective January 1, 2005, Mr. Doran’s base salary will be $300,000. The base salary shall increase annually beginning with January 1, 2006 by the annual percentage increase in the Consumer Price Index for All Urban Consumers, All Items.
     Bonus: Before any bonus is earned for 2005 the Company must meet or exceed 91.11% of the EBITDA target for 2005 set for the Company by the Board of Directors. After 2005 the Company must meet or exceed 90% of its annual EBITDA target. In each case, actual EBITDA may be increased by any extraordinary charges or losses and other appropriate additions as determined by the Committee. These EBITDA levels are considered the EBITDA thresholds.
     Mr. Doran is eligible for a bonus of up to a total of 100% of his base salary. In 2005, a maximum of 50% of the bonus is based on the Company’s EBITDA performance and a maximum of 50% is based on the performance of his Division. For 2006 and 2007, the Committee shall establish the maximum percentages for the two components with between 25% and 50% for the Division and between 50% and 75% for the Company with a total always to be equal to 100%. For 2005, the Division percentage is based on criteria in three categories: Division EBITDA target, Job Corps Center ratings, and internal Division growth. The maximum percentage for 2005 for the first category is 25% and 12.5% for each of the other two categories. After 2005, the Committee will determine the relative weights and the criteria for performance measures.
     The Company component will be measured against a range between the annual EBITDA target set by the Board and the EBITDA threshold that must be met for any bonus to be granted which is referred to as the Incentive Range. A percentage factor which is equal to 50% plus 50% multiplied by the difference between the Company’s actual EBITDA performance and the established EBITDA threshold divided by the Incentive Range will be applied to the maximum percentage for the Company component to arrive at the actual Company component for that year.
Restricted Stock Awards:
     Upon execution of the agreement and on December 31, 2005 and each December 31 during the term of the agreement, Res-Care will award Mr. Doran the number of Res-Care common shares equal to $150,000 divided by the closing price on the award date (9,987 shares on August 3, 2005) provided he continues to be employed by Res-Care. One-third of the restricted shares of each award vest in one-third increments annually beginning on the third anniversary of the award of the shares, as long as Mr. Doran continues to be employed on those dates. For purposes of determining vesting dates, the award on the execution date will be deemed to have been awarded on December 31, 2004.
     Two-thirds of each restricted share award is considered a performance award. Such award will only vest if the sum of the Company’s EBITDA performance for the three calendar years preceding the vesting date meets or exceeds 90% of the sum of the annual EBITDA target amounts established by the Board of Directors for the same previous three years. The restricted shares will vest in one-third increments annually on March 15 immediately after the third, fourth and fifth anniversaries of the award of the shares.
     In the event of Mr. Doran’s death, permanent disability or a Change of Control of the Company as defined in Res-Care’s 2005 Omnibus Incentive Compensation Plan, all of the then unvested shares shall vest immediately upon such occurrence.
Other:
     The Company will pay the portion of reasonable and customary costs of an annual executive physical at the Mayo Clinic or other comparable facility that are not paid by Mr. Doran’s health insurance. Mr. Doran shall receive a monthly automobile allowance equal to such allowance under the Federal Administrative Regulations for the Job Corps program.
Termination:
     If the employment agreement is terminated without cause by Res-Care within one year after a Change of Control, as defined in the 2005 Incentive Compensation Plan, Mr. Doran is entitled to receive his full base salary for 15 months after termination. If the Agreement is otherwise terminated without cause, he is entitled to receive his base salary for 12 months after termination. If the agreement is terminated because Res-Care elects not to renew the employment agreement, Mr. Doran is entitled to receive his base salary for 18 months after termination. In all cases he is also entitled to receive any earned but unpaid bonus for a calendar year ending before termination.
     If the employment is terminated because of Mr. Doran’s disability he will continue to receive his base salary until the earlier of the termination of the agreement or the commencement of disability benefits under the Company’s benefit plan. In addition, if the agreement terminates because of commencement of disability benefits and the disability benefits do not equal 100% of base salary, Mr. Doran will receive the difference between his base salary and the disability payment until the agreement terminates due to disability as provided in the agreement.
Restrictive Covenants:
     Mr. Doran agrees not to compete with Res-Care during his employment and for twelve months after termination of his employment, including by means of expiration of the agreement. He also agrees to maintain confidentiality of Company information and not to disparage the Company or its employees.

Mr. Dunn’s Agreement
     Position: Chief Development Officer
     Term: Effective as of January 1, 2005 to December 31, 2007 and automatically renews on a year to year basis unless terminated in accordance with the terms of the Agreement.
     Base Salary: Effective January 1, 2005, Mr. Dunn’s base salary will be $233,000 and effective January 1, 2006, it will increase to $250,000.
     Bonus: Before any bonus is earned for 2005 the Company must meet or exceed 91.11% of the EBITDA target for 2005 set for the Company by the Board of Directors. After 2005 the Company must meet or exceed 90% of its annual EBITDA target. In each case, actual EBITDA will be increased by any extraordinary charges or losses and other appropriate additions as determined by the Committee or the Board of Directors. These EBITDA levels are considered EBITDA thresholds.
     Mr. Dunn is eligible for a bonus of up to a total of 100% of his base salary for 2005 and up to 107% for years after 2005. In 2005, a maximum of 30% of the bonus is based on the Company’s EBITDA performance and a maximum of 70% is based on acquisitions performance criteria. For the following years, the Committee shall establish the maximum percentages for the two components with between 50% and 70% attributed to the acquisitions component and between 30% and 50% to the Company performance with a total always to be equal to 107%. For 2005, the acquisition percentage is based on the net increase for such calendar year in the Company’s reported EBITDA from acquisitions, tuck-ins, new operations, management arrangements and consulting arrangements that are closed or initially effective during the applicable calendar year. The acquisition percentage is equal to 77% multiplied by a factor which is calculated by adding 90% and a number equal to 20% times the ratio of the difference between the actual acquisition EBITDA and the minimum acquisition target to the established range for the acquisitions target. After 2005, the Committee will determine the acquisitions target range.
     The Company component will be measured against a range between the annual EBITDA target set by the Board and the EBITDA threshold that must be met for any bonus to be granted which is referred to as the Incentive Range. A percentage factor which is equal to 60% plus 40% multiplied by the difference between the Company’s actual EBITDA performance and the established EBITDA threshold divided by the Incentive Range will be applied to the maximum percentage for the Company component to arrive at the actual Company component for that year.
Restricted Stock Awards:
     Upon execution of the agreement and on December 31, 2005 and each December 31 during the term of the agreement, Res-Care will award Mr. Dunn the number of Res-Care common shares equal to $100,000 divided by the closing price on the award date (6,658 shares on August 3, 2005) provided he continues to be employed by Res-Care. One-third of the restricted shares of each award vest in one-third increments annually beginning on the third anniversary of the award of the shares, as long as Mr. Dunn continues to be employed on those dates. For purposes of determining vesting dates, the award on the execution date shall be deemed to have been awarded on December 31, 2004.
     Two-thirds of each restricted share award is considered a performance award. Such award will only vest if the sum of the Company’s EBITDA performance for the three calendar years preceding the vesting date meets or exceeds 90% of the sum of the annual EBITDA target amounts established by the Board of Directors for the same previous three years. The restricted shares will vest in one-third increments annually on March 15 immediately after the third, fourth and fifth anniversaries of the award of the shares.
     In the event of Mr. Dunn’s death, permanent disability or a Change of Control of Res-Care as defined in Res-Care’s 2005 Omnibus Incentive Compensation Plan, all of the then unvested shares shall vest immediately upon such occurrence.
Termination:
     If the employment agreement is terminated without cause by Res-Care or is terminated because Res-Care elects not to renew the employment agreement, Mr. Dunn is entitled to receive his base salary for 12 months after termination and any earned but unpaid bonus for a calendar year ending before termination.
     If the employment is terminated because of Mr. Dunn’s disability he will continue to receive his base salary until the earlier of the termination of the agreement or the commencement of disability benefits under the Company’s benefit plan. In addition, if the agreement terminates because of commencement of disability benefits and the disability benefits do not equal 100% of base salary, Mr. Dunn will receive the difference between his base salary and the disability payment until the agreement terminates due to disability as provided in the agreement.
Restrictive Covenants:
     Mr. Dunn agrees not to compete with Res-Care during his employment and for twelve months after termination of his employment. If the agreement terminates by means of expiration of the agreement regardless of which party chooses not to renew, he will not compete with Res-Care for eighteen months after termination of employment. He also agrees to maintain confidentiality of Company information and not to disparage the Company or its employees.
Ms. Gilchrist’s Agreement
     Position: Senior Vice President of Accounts Receivable and Chief Project Management Officer.
     Term: Effective as of January 1, 2005 to December 31, 2007 and may be renewed at the Company’s option with Ms. Gilchrist’s consent for successive one-year terms.
     Base Salary: Effective January 1, 2005, Ms. Gilchrist’s base salary will be $210,000. The base salary shall increase annually beginning with January 1, 2006 by the annual percentage increase in the Consumer Price Index for All Urban Consumers, All Items.

     Bonus: Before any bonus is earned for 2005 the Company must meet or exceed 91.11% of the EBITDA target for 2005 set for the Company by the Board of Directors. After 2005 the Company must meet or exceed 90% of its annual EBITDA target. In each case, the actual EBITDA will be increased by any extraordinary charges or losses and other appropriate additions as determined by the Committee or the Board of Directors. These EBITDA levels are considered the EBITDA thresholds.
     Ms. Gilchrist is eligible for a bonus of up to a total of 100% of her base salary. In 2005, a maximum of 50% of the bonus is based on the Company’s EBITDA performance and a maximum of 50% is based on the performance of the departments for which Ms. Gilchrist is responsible. For 2006 and 2007, the Committee shall establish the maximum percentages for the two components between 40% and 60% for the departments’ performance and between 40% and 60% for the Company’s with a total always to be equal to 100%. For 2005, the department percentage is based on criteria in four categories: Accounts Receivable Day Sales Outstanding, the development and implementation of a scheduling system for periodic services, completion of a contract management system for the Arbor contracts, and implementation of the software programs for the management of the New York We Care contracts and the maximum percentage for each category is 12.5%. After 2005, the Committee will determine the relative weights and the criteria for performance measures.
     The Company component will be measured against a range between the annual EBITDA target set by the board and the EBITDA threshold that must be met for any bonus to be granted which is referred to as the Incentive Range. A percentage factor which is equal to 50% plus 50% multiplied by the difference between the Company’s actual EBITDA performance and the established EBITDA threshold divided by the Incentive Range will be applied to the maximum percentage for the Company component to arrive at the actual Company component for that year.
Restricted Stock Awards:
     Upon execution of the agreement and on December 31, 2005 and each December 31 during the term of the agreement, Res-Care will award Ms. Gilchrist the number of Res-Care common shares equal to $100,000 divided by the closing price on the award date (6,658 shares on August 3, 2005) provided she continues to be employed by Res-Care. One-third of the restricted shares of each award vest in one-third increments annually beginning on the third anniversary of the award of the shares, as long as Ms. Gilchrist continues to be employed on those dates. For purposes of determining vesting dates, the award on the execution date will be deemed to have been awarded on December 31, 2004.
     Two-thirds of each restricted share award is considered a performance award. Such award will only vest if the sum of the Company’s EBITDA performance for the three calendar years preceding the vesting date meets or exceeds 90% of the sum of the annual EBITDA target amounts established by the Board of Directors for the same previous three years. The restricted shares will vest in one-third increments annually on March 15 immediately after the third, fourth and fifth anniversaries of the award of the shares.
     In the event of Ms. Gilchrist’s death, permanent disability or a Change of Control of Res-Care as defined in Res-Care’s 2005 Omnibus Incentive Compensation Plan, all of the then unvested shares shall vest immediately upon such occurrence.

Termination:
     If the employment agreement is terminated without cause by Res-Care, Ms. Gilchrist is entitled to receive her base salary for 12 months after termination. If her employment is terminated because Res-Care elects not to renew the employment agreement, Ms. Gilchrist is entitled to receive her base salary for 18 months after termination. In each case she will also receive any earned but unpaid bonus for a calendar year ending before termination.
     If the employment is terminated because of Ms. Gilchrist’s disability she will continue to receive her base salary until the earlier of the termination of the agreement or the commencement of disability benefits under the Company’s benefit plan. In addition, if the agreement terminates because of commencement of disability benefits and the disability benefits do not equal 100% of base salary, Ms. Gilchrist will receive the difference between her base salary and the disability payment until the agreement terminates due to disability as provided in the agreement.
Restrictive Covenants:
     Ms. Gilchrist agrees not to compete with Res-Care during her employment and for eighteen months after termination of her employment, including by means of expiration of the agreement. She also agrees to maintain confidentiality of Company information and not to disparage the Company or its employees.
Mr. Gronefeld’s Agreement
     Position: President, Division for Persons with Disabilities
     Term: Effective as of January 1, 2005 to December 31, 2007 and may be renewed at the Company’s option with Mr. Gronefeld’s consent for successive one-year terms.
     Base Salary: Effective January 1, 2005, Mr. Gronefeld’s base salary will be $325,000; effective January 1, 2006, it will increase to $362,500, and effective January 1, 2007, it will increase to $400,000.
     Bonus: Before any bonus is earned for 2005 the Company must meet or exceed 91.11% of the EBITDA target for 2005 set for the Company by the Board of Directors. After 2005 the Company must meet or exceed 90% of its annual EBITDA target. In each case, the actual EBITDA will be increased by any extraordinary charges or losses and other appropriate additions as determined by the Committee or the Board of Directors. These EBITDA levels are considered the EBITDA thresholds.
     Mr. Gronefeld is eligible for a bonus of up to a total of 100% of his base salary. In 2005, a maximum of 70% of the bonus is based on the Company’s EBITDA performance and a maximum of 30% is based on the performance of his Division. For the following years, the Committee shall establish the maximum percentages for the two components with between 30% and 50% attributed to his Division and between 50% and 70% to the Company performance with a total always to be equal to 100%. For 2005, the Division percentage is based on criteria in four categories: Best in Class (quality measures); employee stability and turnover rates; Accounts Receivable measures; and workers compensation and auto claims and the maximum percentage for each category is 7.5%. After 2005, the Committee will determine the relative weights and the criteria for performance measures.
     The Company component will be measured against a range between the annual EBITDA target set by the Board and the EBITDA threshold that must be met for any bonus to be granted which is referred to as the Incentive Range. A percentage factor which is equal to 60% plus 40% multiplied by the difference between the Company’s actual EBITDA performance and the established EBITDA threshold divided by the Incentive Range will be applied to the maximum percentage for the Company component to arrive at the actual Company component for that year.
Restricted Stock Awards:
     Upon the execution of the agreement, Res-Care awarded Mr. Gronefeld 9,000 shares of restricted stock that vest in one-third increments on December 31, 2005, 2006 and 2007.
     In addition, upon execution of the agreement and on December 31, 2005 and each December 31 during the term of the agreement, Res-Care will award Mr. Gronefeld the number of Res-Care common shares equal to $200,000 divided by the closing price on the award date (13,316 shares on August 3, 2005) provided he continues to be employed by Res-Care. One-third of the restricted shares of each award vest in one-third increments annually beginning on the third anniversary of the award of the shares, as long as Mr. Gronefeld continues to be employed on those dates. For purposes of determining vesting dates, the award on the execution date will be deemed to have been awarded on December 31, 2004.
     Two-thirds of each restricted share award is considered a performance award. Such award will only vest if the sum of the Company’s EBITDA performance for the three calendar years preceding the vesting date meets or exceeds 90% of the sum of the annual EBITDA target amounts established by the Board of Directors for the same previous three years. The restricted shares will vest in one-third increments annually on March 15 immediately after the third, fourth and fifth anniversaries of the award of the shares.
     In the event of Mr. Gronefeld’s death, permanent disability or a Change of Control of the Company as defined in Res-Care’s 2005 Omnibus Incentive Compensation Plan, all of the then unvested shares shall vest immediately upon such occurrence.
Other:
     The Company will pay the portion of reasonable and customary costs of an annual executive physical at the Mayo Clinic or other comparable facility that are not paid by Mr. Gronefeld’s health insurance.
Termination:
     If the employment agreement is terminated without cause by Res-Care or is terminated because Res-Care elects not to renew the employment agreement, Mr. Gronefeld is entitled to receive his base salary for 18 months after termination and any earned but unpaid bonus for a calendar year ending before termination.

Restrictive Covenants:
     Mr. Gronefeld agrees not to compete with Res-Care during his employment and for eighteen months after termination of his employment, including by means of expiration of the agreement. He also agrees to maintain confidentiality of Company information and not to disparage the Company or its employees.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (b) On August 1, 2005, Michael J. Foster, a director of Res-Care, Inc. since 2001, notified ResCare that he resigned as a member of the ResCare Board of Directors effective August 1, 2005. In March 2005, Mr. Foster notified ResCare that he would not stand for election at the June 2005 annual meeting of shareholders. However, he agreed to remain a director until such time as the Corporate Governance and Nominating Committee of the Board of Directors could identify and the Board of Directors could appoint a new director to succeed him. ResCare anticipates that a new director will be appointed in the near future.
     Mr. Foster is the general partner of the general partner of RFE Investment V, LP, which currently holds 711,988 shares of ResCare common stock. RFE has executed a written trading plan that conforms to the requirements of SEC Rule 10b5-1 to dispose of its ResCare stock in furtherance of its investment objectives, liquidity preferences and other criteria. The plan is further described on ResCare’s website www.rescare.com.
Item 9.01Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
99.1	Employment Agreement for Vincent F. Doran
99.2	Employment Agreement for Paul G. Dunn
99.3	Employment Agreement for Katherine W. Gilchrist
99.4	Employment Agreement for Ralph G. Gronefeld, Jr.
99.5	Letter from Michael J. Foster

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RES-CARE, INC.

Date: August 4, 2005	By	/s/ Ronald G. Geary

Ronald G. Geary
Chairman, CEO and President

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Employment Agreement for Vincent F. Doran
99.2	Employment Agreement for Paul G. Dunn
99.3	Employment Agreement for Katherine W. Gilchrist
99.4	Employment Agreement for Ralph G. Gronefeld, Jr.
99.5	Letter from Michael J. Foster